EXHIBIT 10.50





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                               ELSINORE CORPORATION
                                   as Issuer

                                       and

                           THE GUARANTORS NAMED HEREIN

                                        TO

                     U.S. BANK TRUST NATIONAL ASSOCIATION
                                  as Trustee



                           -------------------------

                              SECOND SUPPLEMENTAL

                                    INDENTURE

                        Dated as of September 29, 1998

                Supplement to Amended and Restated Indenture

                          Dated as of March 3, 1997
                         ---------------------------

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


                  SECOND SUPPLEMENTAL INDENTURE (this "Second Supplemental Indenture"), dated as of September 29, 1998, among Elsinore Corporation, a Nevada corporation (the "Company"), the Guarantors listed on the signature pages hereof (the "Guarantors"), and U.S. Bank Trust National Association (formerly known as First Trust National Association), as trustee (the "Trustee").

                             PRELIMINARY STATEMENTS


                  The Company, the Guarantors and the Trustee have heretofore entered into that certain Amended and Restated Indenture dated as of March 3, 1997 (as amended by the First Supplemental Amended and Restated Indenture, dated as of September 18, 1997, among the Company, the Guarantors, Palm Springs East, Limited Partnership, and the Trustee, the "Indenture") providing for the issue of the Company's 13 1/2% Second Mortgage Notes due 2001 in the original aggregate principal amount of $30,000,000. All capitalized terms in this Second Supplemental Indenture that are defined in the Indenture shall have the same meanings assigned to them in the Indenture.

                  Section 10.2 of the Indenture provides that a supplemental indenture may be entered into by the Company and the Trustee with the consent of Holders of a majority in aggregate principal amount of the then outstanding Securities to change or modify any provision of the Indenture, except in certain circumstances set forth in Section 10.2 of the Indenture, in which case the consent of Holders of 66-2/3% in aggregate principal amount of the then outstanding Securities is required and except in certain other circumstances set forth in Section 10.2 of the Indenture, in which case the consent of the Holders of each outstanding Security affected thereby is required.

                  The Company and the Holders have agreed to amend the Indenture in order to reduce the interest rate payable on the Notes from 13.5% to 12.83%. On the Second Supplemental Indenture Effective Date, the Company shall issue New Notes in the aggregate principal amount of $11,104,000.00, in exchange for Existing Notes in the same principal amount. The New Notes shall have the same terms, provisions and conditions as the Existing Notes except that all interest that accrues on the Securities after the date hereof shall accrue at the rate of 12.83% per annum.

                  The Company has duly authorized the creation of an issue of its New Notes of substantially the tenor and amount hereinafter set forth, and to provide therefor, the Company has duly authorized the execution and delivery of this Second Supplemental Indenture. All things necessary have been done to make such New Notes, when executed by the Company and authenticated and delivered hereunder and duly issued by the Company, the valid obligations of the Company and to make this Second Supplemental Indenture a valid and binding agreement of the Company and each of the Guarantors and supplement to the Indenture. All covenants and agreements made by the Company herein are for the equal and proportionate benefit and security of the Holders of Securities. The Company and the Guarantors are entering into this Second Supplemental Indenture and the Trustee is accepting this Second Supplemental Indenture for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged.

                  Pursuant to Section 10.6 of the Indenture, the Trustee has received an Opinion of Counsel stating that the execution of this Second Supplemental Indenture is authorized or permitted by the Indenture.

                  NOW, THEREFORE, for and in consideration of the premises and for other good and valuable consideration, the receipt and sufficiency which are hereby acknowledged, the parties hereto hereby mutually covenant and agree as follows:

Part I:     AMENDMENTS TO DEFINITIONS AND INCORPORATION BY REFERENCE


         SECTION 1. Section 1.1 of the Indenture is hereby amended by adding thereto the following definition of "Existing Notes," which shall be inserted in proper alphabetical order:

                           "Existing  Notes"  means  Company's   13-1/2%  Second
                  Mortgage Notes due 2001 issued pursuant to this Indenture prior to the Second Supplemental Indenture Effective Date.

          SECTION 2. Section 1.1 of the Indenture is hereby amended by adding thereto the following definition of "Second Supplemental Indenture Effective Date," which shall be inserted in proper alphabetical order:

                           "Second Supplemental  Indenture Effective Date" means
                  the date on which the Company has delivered to the Trustee an Officers' Certificate stating that all conditions to the effectiveness of the Second Supplemental Indenture by the Company, as Issuer, the Guarantors, and the Trustee, dated as of September 29, 1998, which amends this Indenture, have been satisfied or waived in writing.

         SECTION 3. Section 1.1 of the Indenture is hereby amended by adding thereto the following definition of "New Notes," which shall be inserted in proper alphabetical order:

                           "New  Notes"  means  the   Company's   12.83%  Second
                  Mortgage Notes due 2001, issued pursuant to this Indenture on and after the Second Supplemental Indenture Effective Date, with interest payable from September 1, 1998 through the Second Supplemental Indenture Effective Date at the annual rate of 13.5% per annum on the principal amount thereof, and thereafter at an annual rate of 12.83% per annum on the principal amount thereof.

                  SECTION  4. The  definition  of  "Securities"  and  "Notes" in
Section 1.1 of the Indenture is hereby amended and restated in its entirety to read as follows:

                           "Securities"  or "Notes"  means (i) before the Second
                  Supplemental  Indenture Effective Date, the Existing Notes and
                  (ii) on and after the Second Supplemental Indenture Effective Date, the New Notes, as amended or modified from time to time in accordance with the terms hereof.

Part II: AMENDMENTS TO TERMS RELATING TO SECURITIES


                  SECTION 5. Section 2.1 of the Indenture is hereby amended and restated in its entirety to read as follows:

         "SECTION 2.1  Exchange of Existing Notes for New Notes.

                  As a condition to receiving New Notes, the Holders of the Existing Notes shall surrender their Existing Notes to the Trustee for cancellation. Upon surrender of the Existing Notes, Holders of the Existing Notes will receive New Notes in the same principal amount as the principal amount as the Existing Notes surrendered by them. When a Holder surrenders its Existing Notes to the Trustee, the Trustee shall hold such instrument in `book entry only' until such Existing Notes are cancelled."

                  SECTION 6. Section 2.2 of the Indenture is hereby the amending and restating the first paragraph thereof to read in its entirety as follows:

        "SECTION 2.2.  Form and Dating.

                  The New Notes and the Trustee's certificate of authentication in respect thereof, shall be substantially in the form of Exhibit B hereto. Each New Note shall have an executed Guarantee endorsed thereon substantially in the form of Exhibit C hereto. The New Notes may have notations, legends or endorsements required by law, stock exchange rule or usage. The Company shall approve the form of the New Notes and any notation, legend or endorsement on them. Any such notations, legends or endorsements not contained in the form of New Note attached as Exhibit B hereto shall be delivered in writing to the Trustee. Each New Note shall be dated the date of its authentication."


                  SECTION 7. Section 2.3 of the Indenture is hereby amended by deleting the fourth paragraph in its entirety and substituting the following paragraphs therefor:

                  "The Trustee shall authenticate the New Notes for original issue in the aggregate principal amount of up to $11,104,000, upon a written order of the Company in the form of an Officers' Certificate. The Officers' Certificate shall specify the amount of New Notes to be authenticated and the date on which the Securities are to be authenticated. The aggregate principal amount of New Notes outstanding at any time may not exceed $11,104,000, except as provided in Section
         2.8. Upon the written order of the Company in the form of an Officers' Certificate, the Trustee shall authenticate Securities in substitution of securities originally issued to reflect any name change of the Company.

                  On the Second Supplemental Indenture Effective Date, New Notes in an aggregate original principal amount of $11,104,000 shall be authenticated and delivered under this Indenture in exchange for all then outstanding Existing Notes. Such New Notes shall thereupon be the `Securities' and the `Notes' for all purposes under this Indenture."

Part III:         AMENDMENTS TO EXHIBITS


                  SECTION 9.  Exhibits.

                  The  Indenture  is  hereby  amended  by  deleting   Exhibit  B
therefrom in its entirety and substituting a new Exhibit B in the form attached hereto as Annex I.

Part IV. MISCELLANEOUS


         SECTION 10.  Approvals.

                  Section 5.18 of the Indenture restricts the transfer of "Disqualified Capital Stock" in the Company's Subsidiaries, including subsidiaries which are Nevada corporate gaming licensees. Such restriction on the transfer of equity securities in a Nevada corporate gaming licensee may not be effective until such time as the restriction has been approved by the Nevada State Gaming Control Board and the Nevada Gaming Commission. As such, the restrictions contained in Section 5.18 of the Indenture, as they relate to Subsidiaries which are Nevada corporate gaming licensees, shall not be effective until such time as the prior approval of the Nevada State Gaming Control Board and Nevada Gaming Commission is received, or until such time as the Nevada State Gaming Control Board determines such approval is not required.

         SECTION 11.  No Third Party Beneficiaries.

                  Nothing in this Second Supplemental Indenture, express or implied, shall give to any person, other than the parties hereto and their successors under the Indenture and the Holders of the Securities, any benefit or any legal or equitable right, remedy or claim under the Indenture.

         SECTION 12.  Effect on Indenture.

                  This Second Supplemental Indenture supplements the Indenture and shall be a part and subject to all the terms thereof. Except as expressly supplemented hereby, the Indenture shall continue in full force and effect.

         SECTION 13.  Second Supplemental Indenture Effective Date.

                  The Second Supplemental Indenture Effective Date shall occur on the date that each of the following conditions precedent has been satisfied:

                           (i) All  conditions  set  forth in  Section 3 of that
                  certain Exchange Agreement dated as of September 29, 1998, by and among the Issuer and the Investment Accounts listed on the signature pages thereof (other than the effectiveness of this Second Supplemental Indenture) shall have been satisfied or waived;

                           (ii) Gordon & Silver, Ltd., special Nevada counsel to
                  the Company, shall have delivered to the Trustee its favorable legal opinion stating that the execution of this Second Supplemental Indenture is duly authorized by all required corporate action of the Company and Guarantors;

                           (iii) Morrison & Foerster, counsel to the Company, shall have delivered to the Trustee a favorable legal opinion concerning the enforceability of the Second Supplemental Indenture and the New Notes;

                           (iv) the Company shall have  delivered to the Trustee
                  for cancellation under Section 2.12 of the Indenture all outstanding Existing Notes, other than Existing Notes in the aggregate principal amount of $11,104,000 to be exchanged for New Notes on the Second Supplemental Indenture Effective Date; and

                           (v) the Company  shall have  delivered to the Trustee
                  an Officers' Certificate stating that the conditions precedent to the Second Supplemental Indenture Effective Date have been satisfied or waived in writing.

                  Simultaneously with the effectiveness hereof, the Company shall issue to each Holder of Existing Notes duly authenticated and executed New Notes, together with duly executed Guarantees endorsed thereon, together with a certificate from the Trustee regarding the authentication thereof in exchange for all Existing Notes held by such Holder.

         SECTION 14.  Trustee Disclaimer.

                  The Trustee has accepted the amendment of the Indenture effected by this Supplemental Indenture and agrees to execute the trust created by the Indenture as hereby amended, but only upon the terms and conditions set forth in the Indenture, including the forms and provisions defining and limiting the liabilities and responsibilities of the Trustee, and without limiting the generality of the foregoing, the Trustee shall not be responsible in any manner whatsoever for or with respect to any of the recitals of fact contained herein, all of which recitals are made solely by the Company, for or with respect to the validity or sufficiency of this Supplemental Indenture or any of the terms or provisions hereof and shall incur no liability or responsibility in respect of the validity thereof.

         SECTION 15.  Integration.

                  This Second  Supplemental  Indenture  (including the Schedules and Exhibits hereto) constitutes the entire agreement with respect to the subject matter hereof, and supersedes all other prior agreements and understandings, both oral and written, among the parties with respect to the subject matter hereof.

         SECTION 16.  Severability.

                  In case any provision in or obligation under this Second Supplemental Indenture shall be invalid, illegal or unenforceable in any jurisdiction, the validity, legality and enforceability of the remaining provisions or obligations, or of such provision or obligation in any other jurisdiction, shall not in any way be affected or impaired thereby.

         SECTION 17.  Headings

                  Section and subsection headings in this Second Supplemental Indenture are included herein for convenience of reference only and shall not constitute a part of this Second Supplemental Indenture for any other purpose or be given any substantive effect.

         SECTION 18.  Governing Laws.

                  This Second Supplemental Indenture and the New Notes shall be governed by and construed in accordance with the laws of the State of New York.

                                                     * * * * *


                  [Remainder of page intentionally left blank.]

                  This Second Supplemental Indenture may be signed in counterparts with the same effect as if the signatures to each counterpart were upon a single instrument, and all such counterparts together shall be deemed an original of this Second Supplemental Indenture.

                  IN WITNESS WHEREOF, we have set our hands as of the day and year first above written.


                                ELSINORE CORPORATION,
                                a Nevada Corporation

                                By:   /s/ Jeffrey T. Leeds
                                Name:  Jeffrey T. Leeds
                                Title:  President
Attest: Brigid McCarthy

                                U.S. BANK TRUST NATIONAL ASSOCIATION, as Trustee



                                By: /s/ Timothy J. Sandell
                                Name:  T. J. Sandell
                                Title: Vice President

Attest: D. Chalupsky

GUARANTORS:                     ELSUB MANAGEMENT CORPORATION



                                By:   /s/ S. Barton Jacka
                                Name:  S. Barton Jacka
                                Title:  President


                                FOUR QUEENS, INC.



                                By:   /s/ William L. Westerman
                                Name:  William L. Westerman
                                Title:  President

                                PALM SPRINGS EAST, LIMITED
                                PARTNERSHIP

                                By:      Elsub Management Corporation, General
                                         Partner


                                By:   /s/ S. Barton Jacka
                                Name:  S. Barton Jacka
                                Title:  President

                                    EXHIBIT B

                                     ANNEX I

                         [FORM OF SECOND MORTGAGE NOTE]

                              ELSINORE CORPORATION
                           12.83% SECOND MORTGAGE NOTE
                                    DUE 2001

CUSIP No.: 290308 AD 7

No.

                  Elsinore Corporation, a Nevada corporation (hereinafter called the "Company," which term includes any successor corporation under the Indenture hereinafter referred to), for value received, hereby promises to pay to __________ or registered assigns, the principal sum of ____________ Dollars, on August 20, 2001.

         Interest Payment Dates: February 28 and August 31.

         Record Dates: February 15 and August 15.

                  Reference is made to the further provisions of this Security on the reverse side, which will, for all purposes, have the same effect as if set forth at this place.

                  IN WITNESS WHEREOF, the Company has caused this Instrument to be duly executed under its corporate seal.

         Dated:

                                                 ELSINORE CORPORATION


                                                 By:____________________________

Attest:

_______________________________________
Secretary

                [FORM OF TRUSTEE'S CERTIFICATE OF AUTHENTICATION]



This is one of the Securities described in the within-mentioned Indenture.


                                           _____________________________________
                                           U.S. Bank Trust National Association,
                                           as Trustee



                                           By:_____________________________
                                                Authorized Signatory

Dated:

                              ELSINORE CORPORATION


                           12.83% Second Mortgage Note
                                    due 2001

1.       Interest.

                  Elsinore Corporation, a Nevada corporation (the "Company"), promises to pay interest on the principal amount of this Security at the rate of interest set forth in the next following paragraph. To the extent it is lawful, the Company promises to pay interest on any interest payment due but unpaid on such principal amount at the rate of interest set forth in the next paragraph per annum, compounded semi-annually.

                  The Company will pay interest semi-annually on February 28 and August 31 of each year (each, an "Interest Payment Date"), commencing February 28, 1999. Interest on the Securities will accrue from September 1, 1998 to the date of this Security at the rate of 13.5%, and thereafter at the rate of 12.83%. Interest will be computed on the basis of a 360-day year consisting of twelve 30-day months.

2.       Method of Payment.

                  The Company shall pay interest on the Securities (except defaulted interest) to the persons who are the registered Holders at the close of business on the Record Date immediately preceding the Interest Payment Date. Holders must surrender Securities to a Paying Agent to collect principal payments. Except as provided below, the Company shall pay principal and interest in such coin or currency of the United States of America as at the time of payment shall be legal tender for payment of public and private debts ("U.S. Legal Tender"). However, the Company may pay principal and interest by wire transfer of Federal funds, or interest by its check payable in such U.S. Legal Tender. The Company may deliver any such interest payment to the Paying Agent or the Company may mail any such interest payment to a Holder at the Holder's registered address.

3.       Paying Agent and Registrar.

                  Initially, U.S. Bank Trust National Association (the "Trustee") will act as Paying Agent and Registrar. The Company may change any Paying Agent, Registrar or Co-registrar without notice to the Holders. The Company or any of its Subsidiaries may, subject to certain exceptions, act as Paying Agent, Registrar or Co-registrar.

4.       Indenture.

                  The Company issued the Securities under an Amended and Restated Indenture, dated as of March 3, 1997, as amended by a Second Supplemental Indenture dated as of September __, 1998 (as so amended, the "Indenture"), between the Company, the Guarantors named therein and the Trustee. Capitalized terms herein are used as defined in the Indenture unless otherwise defined herein. The terms of the Securities include those stated in the Indenture and those made part of the Indenture by reference to the Trust Indenture Act, as in effect on the date of the Indenture. The Securities are subject to all such terms, and Holders of Securities are referred to the Indenture and said Act for a statement of them. The Securities are senior, secured obligations of the Company limited in aggregate principal amount to $11,104,000.

5.       Redemption.

                  The Securities are redeemable in whole or from time to time in part at any time, at the option of the Company, upon full payment of principal of the Securities, without premium, together with any accrued but unpaid interest to the Redemption Date.

                  The Securities may also be redeemed at any time pursuant to, and in accordance with, any order of any Gaming Authority with appropriate jurisdiction and authority to the extent necessary in the reasonable, good faith judgment of the Board of Directors of the Company to prevent the loss or material impairment or secure the reinstatement of any Gaming License or to prevent such Gaming Authority from taking any other action, which if lost, impaired, not reinstated or taken, as the case may be, would have a material adverse effect on the Company or any Subsidiary or where such redemption or acquisition is required because the Holder or beneficial owner of the Securities is required to qualify, be found suitable or become licensed as such under such Gaming Laws and does not so qualify, obtain a finding of suitability or become licensed.

         Any redemption of the Notes shall comply with Article Three of the Indenture.

6.       Notice of Redemption.

                  Notice of redemption will be mailed by first class mail at least 30 days but not more than 60 days before the Redemption Date to each Holder of Securities to be redeemed at his registered address. Securities in denominations larger than $1,000 may be redeemed in part.

                  Except as set forth in the Indenture, from and after any Redemption Date, if monies for the redemption of the Securities called for redemption shall have been deposited with the Paying Agent on such Redemption Date, the Securities called for redemption will cease to bear interest and the only right of the Holders of such Securities will be to receive payment of the Redemption Price, including any accrued and unpaid interest to the Redemption Date.

7.       Denominations; Transfer; Exchange.

                  The Securities are in registered form, without coupons, in denominations of $1,000 and integral multiples of $1,000. A Holder may register the transfer of, or exchange Securities in accordance with, the Indenture. The Registrar may require a Holder, among other things, to furnish appropriate endorsements and transfer documents and to pay any taxes and fees required by law or permitted by the Indenture. The Registrar need not register the transfer of or exchange any Securities selected for redemption.

8.       Persons Deemed Owners.

         The registered Holder of a Security may be treated as the owner of it for all purposes.

9.       Unclaimed Money.

                  If money for the payment of principal or interest remains unclaimed for two years, the Trustee and the Paying Agent(s) will pay the money back to the Company at its written request. After that, all liability of the Trustee and such Paying Agent(s) with respect to such money shall cease.

10.      Discharge Prior to Redemption or Maturity.

                  If the Company at any time deposits into an irrevocable trust with the Trustee U.S. Legal Tender or U.S. Government Obligations sufficient to pay the principal of and interest on the Securities to redemption or maturity and complies with the other provisions of the Indenture relating thereto, the Company will be discharged from certain provisions of the Indenture and the Securities (including the financial covenants, but excluding its obligation to pay the principal of and interest on the Securities).

11.      Amendment; Supplement; Waiver.

                  Subject to certain exceptions, the Indenture or the Securities may be amended or supplemented with the written consent of the Holders of a majority, and in certain cases at least two-thirds, in aggregate principal amount of the Securities then outstanding, and any existing Default or Event of Default or compliance with any provision may be waived with the consent of the Holders of a majority in aggregate principal amount of the Securities then outstanding. Without notice to or consent of any Holder, the parties thereto may amend or supplement the Indenture or the Securities to, among other things, cure any ambiguity, defect or inconsistency, provide for uncertificated Securities in addition to or in place of certificated Securities, comply with an order of any Gaming Authority or make any other change that does not adversely affect the rights of any Holder of a Security.

12.      Restrictive Covenants.

                  The Indenture imposes certain limitations on the ability of the Company and its Subsidiaries to, among other things, incur additional Indebtedness, make payments in respect of its Capital Stock, enter into transactions with Affiliates, incur Liens, sell assets, merge or consolidate with any other person and sell, lease, transfer or otherwise dispose of substantially all of its properties or assets. The limitations are subject to a number of important qualifications and exceptions. The Company must annually report to the Trustee on compliance with such limitations.

                  Section 5.18 of the Indenture restricts the transfer of "Disqualified Capital Stock" in the Company's Subsidiaries, including subsidiaries which are Nevada corporate gaming licensees. Such restriction on the transfer of equity securities in a Nevada corporate gaming licensee may not be effective until such time as the restriction has been approved by the Nevada State Gaming Control Board and the Nevada Gaming Commission. As such, the restrictions contained in Section 5.18 of the Indenture, as they relate to Subsidiaries which are Nevada corporate gaming licensees, shall not be effective until such time as the prior approval of the Nevada State Gaming Control Board and Nevada Gaming Commission is received, or until such time as the Nevada State Gaming Control Board determines such approval is not required.

13.      Change of Control.

                  In the event there shall occur any Change of Control, each Holder of Securities shall have the right, at such Holder's option but subject to the limitations, and conditions set forth in the Indenture, to require the Company to purchase on the Change of Control Payment Date in the manner specified in the Indenture, all or any part (in integral multiples of $1,000) of such Holder's Securities at a Change of Control Purchase Price equal to 101% of the principal amount thereof, together with accrued and unpaid interest, if any, to the Change of Control Payment Date.

14.      Security.

                  In order to secure the obligations under the Indenture, the Company, the Guarantors and the Trustee have entered into certain security agreements in order to create security interests in certain assets and properties of the Company, the Guarantors and their respective Subsidiaries.

15.      Gaming Law.

                  The rights of the Holder of this Security and any owner of any beneficial interest in this Security are subject to the Gaming Laws and the jurisdiction and requirements of the Gaming Authorities and the further limitations and requirements set forth in the Indenture.

16.      Successors.

                  When  a  successor   assumes  all  the   obligations   of  its
predecessor under the Securities and the Indenture, the predecessor will be released from those obligations.

17.      Defaults and Remedies.

                  If an Event of Default occurs and is continuing, the Trustee or the Holders of at least 25% in aggregate principal amount of Securities then outstanding may declare all the Securities to be due and payable immediately in the manner and with the effect provided in the Indenture. Holders of Securities may not enforce the Indenture or the Securities except as provided in the Indenture. The Trustee may require indemnity satisfactory to it before it enforces the Indenture or the Securities. Subject to certain limitations, Holders of a majority in aggregate principal amount of the Securities then outstanding may direct the Trustee in its exercise of any trust or power. The Trustee may withhold from Holders of Securities notice of any continuing Default or Event of Default (except a Default in payment of principal or interest), if it determines that withholding notice is in their interest.

18.      Trustee Dealings with Company.

                  The Trustee under the Indenture, in its individual or any other capacity, may make loans to, accept deposits from, and perform services for the Company or its Affiliates, and may otherwise deal with the Company or its Affiliates as if it were not the Trustee.

19.      No Recourse Against Others.

                  No stockholder, director, officer, employee or incorporator, as such, past, present or future, of the Company or any successor corporation shall have any liability for any obligation of the Company under the Securities or the Indenture or for any claim based on, in respect of or by reason of, such obligations or their creation. Each Holder of a Security by accepting a Security waives and releases all such liability. The waiver and release are part of the consideration for the issuance of the Securities.

20.      Authentication.

                  This Security shall not be valid until the Trustee or authenticating agent signs the certificate of authentication on the other side of this Security.

21.      Abbreviations and Defined Terms.

                  Customary abbreviations may be used in the name of a Holder of a Security or an assignee, such as: TEN COM (= tenants in common), TEN ENT (= tenants by the entireties), JT TEN (= joint tenants with right of survivorship and not as tenants in common), CUST (= Custodian), and U/G/M/A (= Uniform Gifts to Minors Act).

22. CUSIP Numbers.

                  Pursuant to a recommendation promulgated by the Committee on Uniform Security Identification Procedures, the Company will cause CUSIP numbers to be printed on the Securities as a convenience to the Holders of the Securities. No representation is made as to the accuracy of such numbers as printed on the Securities and reliance may be placed only on the other identification numbers printed hereon.

                              [FORM OF ASSIGNMENT]

         I or we assign this Security to

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________
               (Print or type name, address and zip code of assignee)



Please insert Social Security or other identifying number of assignee _____________ and irrevocably appoint ________________ agent to transfer this Security on the books of the Company. The agent may substitute another to act for him.




Dated:_______________________                Signed:____________________________


________________________________________________________________________________
         (Sign exactly as name appears on the other side of this Security)